UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 20, 2019

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Main Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

First Bancorp
INDEX

Page

Item 4.01 – Changes in Registrant’s Certifying Accountant	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Exhibit 16.1 – Letter from Elliott Davis, PLLC	Exhibit

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a)        On March 20, 2019, the Audit Committee (“Audit Committee”) of the Board of Directors of First Bancorp (the “Company”), dismissed Elliott Davis, PLLC (“Elliott Davis”) as the independent registered public accounting firm of the Company and notified Elliott Davis on March 20, 2019 that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately.

The audit report of Elliott Davis on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2018 and 2017 and through the subsequent interim period of March 20, 2019 (the “Elliott Davis Audit Report”) did not contain an adverse opinion or a disclaimer of opinion, and the Elliott Davis Audit Report was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2018 and 2017 and through March 20, 2019, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Elliott Davis would have caused Elliott Davis to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Elliott Davis with a copy of this Form 8-K and requested that Elliott Davis provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Elliott Davis agrees with the above disclosures. A copy of Elliott Davis’ letter, dated March 20, 2019, is attached as Exhibit 16.1 to this Form 8-K.

(b)        Additionally, on March 20, 2019, the Audit Committee of the Company approved the engagement of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm to perform independent audit services for the Company for the fiscal year ending December 31, 2019 (including with respect to the Company’s quarterly period ending March 31, 2019), effective immediately.

During the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through March 20, 2019, neither the Company nor anyone on its behalf consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
16.1	Letter from Elliott Davis, PLLC

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

March 21, 2019	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

4